UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 25, 2022

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-36613

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished under Item 2.02. On January 25, 2022, Middlefield Banc Corp. issued a press release announcing financial results for the three month and twelve month periods ended December 31, 2021. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by this reference.

The information contained or incorporated by reference in this current report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. All forward-looking statements included in this current report on Form 8-K are based on information available at the time of the report. Middlefield Banc Corp. assumes no obligation to update any forward-looking statement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibits are furnished herewith:

EXHIBITS

99	January 25, 2022 press release of Middlefield Banc Corp.

104	Cover Page Interactive File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: January 25, 2022	/s/ James R. Heslop, II
Executive Vice President and COO